Exhibit 10.1
AMENDMENT NO. 8 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     AMENDMENT NO. 8 dated as of May 31, 2011 (“Amendment”) among VIRCO MFG. CORPORATION, a Delaware corporation (the “Borrower”), VIRCO INC., a Delaware corporation (the “Guarantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Bank”), amending the Second Amended and Restated Credit Agreement dated as of March 12, 2008 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) between the Borrower and the Bank. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.
     WHEREAS, subject to the satisfaction of the conditions set forth herein, the Borrower and the Bank have agreed to certain amendments to the Credit Agreement.
     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
     Amendment to Section 4.10 of the Credit Agreement. Section 4.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Section 4.10 Right to Inspect; Collateral Monitoring.
          Bank (through any of its officers, employees, or agents) shall have the right, from time to time hereafter during regular business hours, to: (i) inspect, audit and examine Borrower’s books and records and business locations, and (ii) check, test and appraise the Collateral in order to verify Borrower’s financial condition and/or the amount, quality, value, condition of, or any other matter relating to the Collateral. In addition to all rights granted to Bank hereunder and in the other Loan Documents, Borrower shall fully cooperate with all reasonable requests for information from Bank’s employees, agents, representatives, consultants and auditors at all times. Borrower shall reimburse Bank (and hereby authorizes Bank to add the following costs and fees to Borrower’s obligations hereunder and under the Loan Documents) all collateral monitoring fees, audit fees, consulting fees, appraisal fees and attorneys’ fees incurred by Bank.”
     Amendment to Article IV the Credit Agreement. Article IV of the Credit Agreement is hereby amended by adding the following new Section 4.11:
     “Section 4.11. Bank’s Consultant.
          Bank shall select and engage, in its reasonable discretion, a financial advisor and/or consultant (the “Consultant”) to advise Bank in connection with Borrower’s compliance with the Loan Documents and repayment of the Obligations. The scope of the Consultant’s duties shall be in the sole and absolute discretion of Bank but shall include, without limitation, a focus on the outlook for Borrower’s industry over the foreseeable future and the strength and rationale of Borrower’s business plan, products, manufacturing processes and cost structure in connection with Borrower’s potential future performance within a changing market. Borrower agrees to fully cooperate with the Consultant, and to provide the Consultant with full access to Borrower’s books and records, facilities, officers, employees, accountants and advisors. Borrower consents to Bank’s selection and engagement of the Consultant, and Borrower shall reimburse Bank on demand for all fees and expenses of the Consultant. To the extent not previously paid, Borrower agrees that Bank may debit any operating account of Borrower for any and all fees, costs and expenses of the Consultant with same day’s notice to Borrower.”
     Amendments to Annex A to the Credit Agreement.
     The following definitions hereby are inserted in Annex A to the Credit Agreement in the proper alphanumerical order:

          “Amendment No. 8” means Amendment No. 8 to Second Amended and Restated Credit Agreement dated as of May 31, 2011 among the Borrower, the Guarantor and the Bank.
          “Consultant” has the meaning set forth in Section 4.11.
          “Eighth Amendment Effective Date” means the first date on which all conditions set forth in Section 5 of Amendment No. 8 have been satisfied.
     The following definitions appearing in Annex A to the Credit Agreement hereby are amended and restated as follows:
          “Line of Credit Termination Date” means June 30, 2012.
          “Loan Documents” means this Agreement, the Bank Product Agreements, the Guaranties, the Security Agreements, the Reaffirmation Agreement, the Mortgages, any note or notes executed by Borrower in connection with this Agreement and payable to Bank, and any other agreement entered into, now or in the future, by Borrower, any Guarantor or any of their respective Affiliates and Bank in connection with this Agreement or any of the foregoing agreements.
     Consent to Amendments. The Guarantor hereby acknowledges and consents to this Amendment, and affirms and acknowledges that the Guaranty and each other Loan Document to which it is a party remains in full force and effect and that such Guarantor remains obligated thereunder without defense, offset or counterclaim of any kind whatsoever, as if such Guaranty or other Loan Document were executed and delivered to the Bank on the date hereof.
     Representations and Warranties. To induce the Bank to enter into this Amendment, the Borrower represents and warrants to the Bank that:
     Representations and Warranties in Credit Agreement. Each of the representations and warranties of the Borrower and its Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement: (i) were true and correct when made, and (ii) after giving effect to this Amendment, continue to be true and correct on the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date).
     Authority. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under this Amendment (i) are within its power and authority, (ii) have been duly authorized by all necessary proceedings, (iii) do not and will not conflict with or result in any breach or contravention or any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower so as to materially adversely affect the assets, business or any activity of the Borrower, (iv) do not conflict with any provision of the certificate of incorporation or bylaws of the Borrower or any agreement or other instrument binding upon the Borrower, and (v) do not and will not require any waivers, consents or approvals by any of its creditors which have not been obtained, or do not and will not require any approval which has not been obtained.
     Enforceability of Obligations. This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor maybe brought.
     No Event of Default. No Event of Default or Default has occurred and is continuing.
     Conditions to Effectiveness. This Amendment shall become effective on the date when the following conditions precedent have been satisfied:

     The Borrower, the Guarantor and the Bank shall have delivered an executed counterpart of this Amendment.
     The Bank shall have received each of the following documents, each duly executed by the parties thereto (as applicable) and in full force and effect:
          (1) a duly executed amendment to the Mortgage signed by the record owner of the Real Property Collateral, together with customary Mortgage Related Documents relating thereto, substantially in the form of Exhibit A attached hereto and otherwise acceptable to the Bank in its reasonable discretion, (2) an appraisal of all Real Property Collateral required hereby, and all improvements thereon, issued by an appraiser acceptable to the Bank and in form, substance and reflecting values satisfactory to the Bank, in its reasonable discretion, and (3) either mortgage modification endorsements to, or date down endorsements to (or re-dated title insurance policies which replace), the existing title insurance policy issued on the Closing Date, in any case issued by a nationally recognized title insurance company reasonably acceptable to the Bank, insuring the Lien of the Mortgage, as amended by such amendment, as a valid first priority Lien on the Real Property Collateral described therein, free of any other Liens except as permitted by the Loan Documents; and
          An Intellectual Property Security Agreement, substantially in the form of Exhibit B attached hereto and otherwise acceptable to the Bank in its reasonable discretion, which shall be recorded in the appropriate federal offices having jurisdiction over trademarks and patents.
     The Borrower and the Guarantor shall have delivered to the Bank a certificate, signed by the Secretary or Assistant Secretary of such Person, dated as of the Eighth Amendment Effective Date certifying as to the incumbency, and containing the specimen signature or signatures, of the Person or Persons authorized to execute this Amendment and each other Loan Document contemplated hereby, together with evidence of the incumbency of such Secretary or Assistant Secretary.
     No Event of Default or Default shall have occurred and be continuing or would result after giving effect to the transactions contemplated hereby.
     The representations and warranties set forth in Section 5 hereof shall be true and correct on the effective date of this Amendment.
     No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Borrower, the Guarantor or the Bank.
     The Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Bank, to the extent invoices therefor have been presented.
     All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to the Bank.
     Admissions and Acknowledgments. Both the Borrower and the Guarantor expressly acknowledges and agrees with each of the following:
     That such Person does not dispute the validity or enforceability of any of the Loan Documents or any of their respective obligations under any of the foregoing, or the validity, priority, enforceability, scope or extent of any charge, Lien, security interest or any other encumbrance of the Bank in, on or against any of the Collateral in any judicial, administrative or other proceeding;

     That such Person shall not challenge or dispute the validity of any of its obligations under the Loan Documents to which it is party or any other obligations incurred by such Person pursuant to the Loan Documents; and
     That the Indebtedness evidenced by the Loan Documents is secured by first priority, non-avoidable, perfected, valid and enforceable liens on and security interests in the Collateral, subject only to Permitted Liens.
     Reference to and Effect on Loan Documents.
     Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Bank under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
     Nothing herein shall be deemed to entitle the Borrower or the Guarantor to a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or difference circumstances.
     This Amendment shall be a Loan Document for all purposes.
     Benefits of Amendment. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to the extent contemplated by the Credit Agreement.
     General Release. In consideration of the benefits provided to the Borrower under the terms and provisions hereof, the Borrower and the Guarantor each hereby agree as follows (“General Release”):
     The Borrower and the Guarantor hereunder, for themselves and on behalf of their respective successors and assigns, each hereby release, acquit and forever discharge the Bank, all of the Bank’s predecessors in interest, and all of the Bank’s past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a “Released Claim” and collectively, the “Released Claims”), that the Borrower or the Guarantor hereunder now has or may acquire as of the later of: (i) the date this letter becomes effective through the satisfaction (or waiver by the Bank) of all conditions hereto; or (ii) the date that the Borrower and the Guarantor hereunder have executed and delivered this letter to the Bank (hereafter, the “Release Date”), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all-prior credit accommodations, if any, provided by the Bank, or any of the Bank’s predecessors in interest, to the Borrower or the Guarantor hereunder, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.
     The Borrower and the Guarantor each hereby acknowledge, represent and warrant to the Bank as follows:

          The Borrower and the Guarantor each understand the meaning and effect of Section 1542 of the California Civil Code which provides:
“Section 1542. GENERAL RELEASE; EXTENT. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
          With regard to Section 1542 of the California Civil Code, the Borrower and the Guarantor each agree to assume the risk of any and all unknown, unanticipated or misunderstood defenses and Released Claims which are released by the provisions of this General Release in favor of the Bank, and both the Borrower and the Guarantor each hereby waive and release all rights and benefits which they might otherwise have under Section 1542 of the California Civil Code with regard to the release of such unknown, unanticipated or misunderstood defenses and Released Claims.
     Each person signing below on behalf of the Borrower or the Guarantor hereunder acknowledges that he or she has read each of the provisions of this General Release. Each such person fully understands that this General Release has important legal consequences, and each ‘such realizes that they are releasing any and all Released Claims that the Borrower or the Guarantor may have as of the Release Date. The Borrower and the Guarantor hereunder hereby acknowledge that each of them has had an opportunity to obtain a lawyer’s advice concerning the legal consequences of each of the provisions of this General Release.
     The Borrower and the Guarantor hereunder hereby specifically acknowledge and agree that: (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of the Bank; (ii) the provisions of this General Release shall constitute an absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject the Borrower and the Guarantor hereunder to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.
     Interpretation. The Article and Section headings used in this Amendment are for convenience of reference only and shall not affect the construction hereof.
     Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Faxed signatures of this Amendment shall be binding for all purposes.
     Severability. If any provision of this Amendment shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.
     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The arbitration provisions of Section 7.11 of the Credit Agreement are incorporated herein by this reference.
     Expenses. The Borrower agrees to pay the reasonable out-of-pocket expenses of the Bank, including but not limited to the reasonable fees, charges and disbursements, including but not limited to the fees, charges and disbursements of Pillsbury Winthrop Shaw Pittman LLP, special counsel for the Bank, incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and any subsequent waiver, amendment or modification of the Credit Agreement or any other Loan Document and the security arrangements in connection herewith or therewith.
     No Course of Dealing. The execution and delivery of this Amendment shall not establish a course of dealing among the Bank, the Borrower and the Guarantor or in any other way obligate the Bank to hereafter provide any further amendments, waivers, or consents of any kind to the Borrower and the Guarantor.
     Arm’s Length Agreement. Each of the parties to this Amendment agrees and acknowledges that this Amendment has been negotiated in good faith, at arm’s length, and not by any means forbidden by law.
     Entire Agreement. This Amendment together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supercede all prior agreements, understandings, and inducements, whether express or implied, oral or written.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

VIRCO MFG. CORPORATION, as the Borrower
By:
Name:
Title:

VIRCO INC., as the Guarantor
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Bank
By:
Name:
Title:

EXHIBIT A
THIS INSTRUMENT PREPARED BY:
Pillsbury Winthrop Shaw Pittman LLP
725 South Figueroa Street, 28th Floor
Los Angeles, CA 90017
Attn: Bradley E. Wolf
AND WHEN RECORDED MAIL TO:
Wells Fargo Bank, National Association
333 S. Grand Avenue, Suite 940
Los Angeles, CA 90071
Attn: Razia Damji
Loan No. 8079119402

MEMORANDUM OF MODIFICATION AGREEMENT
(SHORT FORM)
THIS MEMORANDUM OF MODIFICATION AGREEMENT (SHORT FORM) (“Agreement”) is made and entered into as of May 31, 2011, by and between Wells Fargo Bank, National Association (“Lender”), and VlRCO MFG. CORPORATION, a Delaware corporation (“Borrower”).
R E C I T A L S :
A.	Pursuant to the terms of that certain Second Amended and Restated Credit Agreement dated as of March 12, 2008 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), Lender made a loan to Borrower in the principal amount of up to Forty-Five Million and No/100 Dollars ($45,000,000) (the “Loan”). The Loan is evidenced by that certain Amended and Restated Revolving Line of Credit Note dated as of October 29, 2010, executed by Borrower in favor of Lender, in the principal amount of the Loan (as amended, restated, supplemented or otherwise modified, the “Note”), which Note amends and restates in its entirety the Revolving Line of Credit Notes dated as July 30, 2010, January 29, 2010, March 27, 2009 and July 31, 2008 executed by Borrower in favor of Lender, and is further evidenced by the documents described in the Credit Agreement as “Loan Documents”. The Note is secured by, among other things, that certain Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing dated January 26, 2004 (as amended, restated, supplemented or otherwise modified, the “Original Mortgage”) to and for the benefit of Lender, which was recorded and filed in the Official Records of the County of Faulkner, Arkansas (the “Official Records”) on January 28, 2004, as Document No 2004-1700 and re-recorded and filed February 27, 2004. as Document No. 2004-3958, and modified by that certain Modification Agreement (Secured Loan) executed by Borrower on January 27, 2005, which was recorded and filed in the Official Records on February 3, 2005, as Document No. 2005-2338, and by that certain Modification Agreement (Secured Loan) executed by Borrower on December 8, 2005, which was recorded and filed in the Official Records on December 15, 2005, as Document No. 2005-27794, and by that certain Modification Agreement (Secured Loan) executed by Borrower on March 26, 2007, which was recorded and filed in the Official Records on April 10, 2007, as Document No. 2007-7273.

B.	The Original Mortgage was amended and restated by that certain Amended and Restated Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing dated March 12, 2008 (as amended, restated, supplemented or otherwise modified, the “Amended and Restated Mortgage”), and recorded and filed in the Official Records on March 18, 2008 as Document No. 2008-4858, and re-recorded and filed October 16, 2008, as Document No. 2008-20134; as modified by that certain Partial Release Deed dated September 29, 2008 and recorded and filed in the Official Records on October 6,2008 as Document No. 2008-19527.

C.	The Amended and Restated Mortgage was amended and restated by that certain Second Amended and Restated Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of March 26, 2009 (as amended, restated, supplemented or otherwise modified, the “Second Amended and Restated Mortgage”), and recorded and filed in the Official Records on April 9, 2009 as Document No. 2009-6306.

D.	On July 31,2008, Borrower and Lender entered into that certain Amendment No. 1 to Second Amended and Restated Credit Agreement (the “First Modification Agreement”), which modified and amended certain provisions of the Loan Documents.

E.	On March 27, 2009, Borrower and Lender entered into that certain Amendment No. 2 to Second Amended and Restated Credit Agreement (the “Second Modification Agreement”), which modified and amended certain provisions of the Loan Documents.

F.	On January 29, 2010, Borrower and Lender have entered into that certain Amendment No. 3 to Second Amended and Restated Credit Agreement of even date herewith (the “Third Modification Agreement”), pursuant to which Borrower and Lender agreed to modify certain terms and provisions of the Loan Documents.

G.	On April 28, 2010, Borrower and Lender have entered into that certain Amendment No. 4 to Second Amended and Restated Credit Agreement of even date herewith (the “Fourth Modification Agreement”), pursuant to which Borrower and Lender agreed to modify certain terms and provisions of the Loan Documents.

H.	On July 30, 2010, Borrower and Lender have entered into that certain Amendment No. 5 to Second Amended and Restated Credit Agreement of even date herewith (the “Fifth Modification Agreement”), pursuant to which Borrower and Lender agreed to modify certain terms and provisions of the Loan Documents.

I.	October 29, 2010, Borrower and Lender have entered into that certain Amendment No. 6 to Second Amended and Restated Credit Agreement of even date herewith (the “Sixth Modification Agreement”), pursuant to which Borrower and Lender agreed to modify certain terms and provisions of the Loan Documents.

J.	On January 31, 2011, Borrower and Lender have entered into that certain Amendment No. 7 to Second Amended and Restated Credit Agreement of even date herewith (the “Seventh Modification Agreement”), pursuant to which Borrower and Lender agreed to modify certain terms and provisions of the Loan Documents.

K.	On May 31, 2011, Borrower and Lender have entered into that certain Amendment No. 8 to Second Amended and Restated Credit Agreement of even date herewith (the “Eighth Modification Agreement”), pursuant to which Borrower and Lender agreed to modify certain terms and provisions of the Loan Documents.

L.	Unless otherwise defined, capitalized terms used herein shall have the meanings attributed to such terms in the Loan Documents.
NOW, THEREFORE, the parties hereto agree as follows:
     Memorandum of Eighth Modification Agreement. This instrument is a memorandum of the Eighth Modification Agreement, and the same is by this reference incorporated herein and made a part hereof as if set forth herein in its entirety.

     Eighth Modification Agreement. Borrower and Lender entered into the Eighth Modification Agreement pursuant to which, among other things, the Line of Credit Termination Date was extended to June 30, 2012.
     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.
[Signatures follow on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

“LENDER” WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
Razia Damji
Its: Vice President

“BORROWER” VIRCO MFG. CORPORATION, a Delaware corporation
By:
Robert E. Dose
Its: Vice President — Finance, Secretary and Treasurer

(ALL SIGNATURES MUST BE ACKNOWLEDGED)
SIGNATURE PAGE TO MEMORANDUM OF MODIFICATION

STATE OF CALIFORNIA                             )
COUNTY OF   _______________________ )
On ____________________ before me, ____________________, a Notary Public, personally appeared ____________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature

(Seal)

STATE OF CALIFORNIA                             )
COUNTY OF   _______________________ )
On ____________________ before me, ____________________, a Notary Public, personally appeared ____________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature______________________________________
(Seal)
NOTARY PAGE TO MEMORANDUM OF MODIFICATION

EXHIBIT B
INTELLECTUAL PROPERTY SECURITY AGREEMENT
     This INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of May 31, 2011 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Intellectual Property Security Agreement”), is made by VIRCO MFG. CORPORATION, a Delaware corporation (the “Grantor”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Bank”).
WITNESSETH:
     WHEREAS, the Grantor is or will be a party to that certain Amendment No. 8 to Second Amended and Restated Credit Agreement dated as of May 31, 2011 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Amendment”), by and among Bank, the Grantor and Virco Inc., a Delaware corporation, as Guarantor, amending the Second Amended and Restated Credit Agreement dated as of March 12, 2008, which has subsequently been amended pursuant to various amendments (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) between the Grantor and the Bank (capitalized terms used and not defined herein have the meanings given such terms in the Credit Agreement, as amended by the Amendment).
     WHEREAS, the Grantor is party to that certain Amended and Restated Security Agreement dated as of January 27, 2004 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among Bank, the Grantor and each of the Grantor’s Subsidiaries signatory thereto, as Subsidiary Guarantors (as such term is defined in the Security Agreement).
     WHEREAS, under the terms of the Security Agreement, the Grantor and its Subsidiary Guarantors have previously granted a security interest in certain personal property, including, without limitation, certain intellectual property of the Grantors and the Subsidiary Guarantors to the Bank pursuant to an Intellectual Property Security Agreement dated as of January 27, 2004 (the “Existing IP Security Agreement”).
     WHEREAS, under the terms of the Master Reaffirmation Agreement dated as of March 12, 2008 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Reaffirmation Agreement”) by and among the Grantor, the Guarantors in effect at such time and the Bank, the Grantor ratified and reaffirmed it obligations and pledge of collateral under the Security Agreement, including, without limitation, the Existing IP Security Agreement.
     WHEREAS, the Grantor has filed new patent and trademark applications and/or has been granted new patents and trademark registrations since executing the Security Agreement and the Existing IP Security Agreement.
     WHEREAS, pursuant to Section 6(b)(ii) of the Amendment, the Grantor has agreed as a condition thereof to execute this Intellectual Property Security Agreement for filing with the United States Patent and Trademark Office in order to properly record the Bank’s security interest in the new patents, trademark registrations and/or applications therefor referenced above and attached hereto as Schedule 1 and Schedule 2.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:
     Section 1. Grant of Security. The Grantor hereby grants to the Bank a security interest in and to all of the Grantor’s right, title, and interest in and to the following as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Grantor’s Obligations (as such term “Obligations” is defined in the Credit Agreement) now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise:

          1.1. Trademarks
               1.1.1 The Grantor’s United States and foreign trademarks, trade names, trade styles, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, and other source or business identifiers, all registrations and applications to register any of the foregoing including, but not limited to: (i) the U.S. trademark registrations and applications referred to in Schedule 1 hereto (as such schedule may be amended or supplemented from time to time), (ii) all rights to, and to obtain, any extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any and all past, present and future infringements, dilutions, and other violations of any of the foregoing or for any injury to goodwill, (v) all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit, and (vi) all other rights of any kind whatsoever corresponding thereto throughout the world (collectively, the “Trademarks”); and
               1.1.2 All licenses or agreements, whether written or oral, providing for the grant by or to the Grantor of (i) any right to use any Trademark, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations of any of the foregoing, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), (iv) all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto, and (v) any and all proceeds of the foregoing.
          1.2. Patents
               1.2.1 The Grantor’s United States, foreign, and multinational patents, certificates of invention, and patentable inventions (regardless of whether reduced to practice) or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 2 hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and improvements described therein, (iv) all rights to sue or otherwise recover for any past, present, and future infringements or other violations thereof, (v) all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit, and (vi) all other rights of any kind whatsoever corresponding thereto throughout the world (collectively, the “Patents”); and
               1.2.2 All licenses or agreements, whether written or oral, providing for the grant by or to the Grantor of (i) any right to use any Patent, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations of any of the foregoing, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), (iv) all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto, and (v) any and all proceeds of the foregoing.
     Section 2. Recordation. The Grantor authorizes and requests that the Commissioner of Patents and Trademarks and any other applicable government officer record this Intellectual Property Security Agreement.
     Section 3. Execution in Counterparts. This Intellectual Property Security Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     Section 4. Governing Law. This Intellectual Property Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of California without regard to conflict of laws principles thereof.

     Section 5. Conflict Provision. This Intellectual Property Security Agreement has been entered into in conjunction with the provisions of the Security Agreement, the Credit Agreement and the Amendment referenced herein. The rights and remedies of each party hereto with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in, the Security Agreement, the Credit Agreement and the Amendment, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Intellectual Property Security Agreement are in conflict with the Security Agreement, the Credit Agreement or the Amendment, the provisions of the Security Agreement, the Credit Agreement or the Amendment shall govern.
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     IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

VIRCO MFG. CORPORATION, as Grantor
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Bank
By:
Name:
Title:

SCHEDULE 1
TO INTELLECTUAL PROPERTY SECURITY AGREEMENT
TRADEMARKS

	Serial No.	Filing Date
U.S. Trademark	Registration No.	Issue Date
PENDING TRADEMARKS

ANALOGY	77/265,430	08/27/2007
GEM	77/267,629	08/29/2007
PLANSCAPE	85/163,638	10/28/2010
RECESS	77/267,643	08/29/2007
REGISTERED TRADEMARKS

DESIGN ONLY	3,010,383	11/01/2005
METAPHOR	3,528,679	11/04/2008
PARAMETER	3,887,535	12/07/2010
TELOS	3,509,728	09/30/2008
TEXT	3,633,057	06/02/2009
V VIRCO	3,380,310	02/12/2008
VIRCO	3,380,311	02/12/2008
ZUMA	3,115,038	07/11/2006

SCHEDULE 2
TO INTELLECTUAL PROPERTY SECURITY AGREEMENT
PATENTS

Title	Application/Patent Number	Filing/Issue Date
Heat-Transfer Mechanism Including a Liquid-Metal Thermal Coupling	20090316359	06/18/2008
Self-Leveling Furniture Leg Foot	7,380,879	06/03/2008
Book Rack and Pencil Tray Combination	7,281,476	10/16/2007
Student Desk Chair with Rockers Rails	7,147,284	12/12/2006
Stackable Chair-Desk Frame	7,059,670	06/13/2006
Molded and Laminated Curved Surface Composites	6,706,382	03/16/2004
Office Furniture System	6,592,194	07/15/2003
Molded and Laminated Curved Surface Composites	6,534,165	03/18/2003
Enlarged Iron Cover with Rough Textured Inner Surface	5,944,081	08/31/1999
Two-Part Table Top	5,845,587	12/08/1998
Follower for File Drawer	5,826,956	10/27/1998
Lateral File Anti-Tilt Mechanism with Pivotal Activator Rail	5,411,327	05/02/1995
Desk with Floating Top	D621,176	08/10/2010
Desk with Floating Top	D621,175	08/10/2010
Desk Top Spacer	D617,123	06/08/2010
Drawer Pull	D616,721	06/01/2010
Grommet	D606,844	12/29/2009
Task Chair	D564,768	03/25/2008
Desk	D563,697	03/11/2008
Table	D560,085	01/22/2008
Table	D560,084	01/22/2008
Desk	D559,592	01/15/2008
Chair Bucket	D549,018	08/21/2007
Chair Bucket	D547,980	08/07/2007
Chair Frame	D547,979	08/07/2007
Desk	D546,097	07/10/2007
Chair	D544,230	06/12/2007
Chair/Desk	D542,039	05/08/2007
Rocking Chair	D526,134	08/08/2006
Chair Desk Combination Frame	D523,265	06/20/2006
Chair Desk Combination Frame	D522,777	06/13/2006
Chair	D522,265	06/06/2006

Title	Application/Patent Number	Filing/Issue Date
Chair	D521,757	05/30/2006
Chair Desk Combination	D521,751	05/30/2006
Chair Desk Combination	D521,750	05/30/2006
Chair Seat	D521,283	05/23/2006
Chair Desk Combination Frame	D521,282	05/23/2006
Chair Back	D520,782	05/16/2006
Chair	D520,768	05/16/2006
Hanger	D518,706	04/11/2006
Chair/Desk	D514,829	02/14/2006
Task Chair	D514,339	02/07/2006
Chair Seating Assembly	D513,911	01/31/2006
Chair/Desk	D513,892	01/31/2006
Rocking Chair Carriage Assembly	D512,252	12/06/2005
Desk	D510,670	10/18/2005
Hanger	D510,258	10/04/2005
Stool	D507,893	08/02/2005
Chair and Desk Combination	D507,890	08/02/2005
Desk	D507,710	07/26/2005
Pencil Tray	D506,225	06/14/2005
Book Tray	D505,581	05/31/2005
Chair and Desk Combination	D505,002	05/17/2005
Task Chair	D504,026	04/19/2005
Chair	D503,559	04/05/2005
Chair	D499,260	12/07/2004
Stool	D488,630	04/20/2004
Desk with Two-Part Table Top	D408,651	04/27/1999